UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-l0l)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE I4A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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W. P. Carey Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2020. W. P. CAREY INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. W. P. CAREY INC. 50 ROCKEFELLER PLAZA NEW YORK, NY 10020 ATTN: INVESTOR RELATIONS proxy materials and voting instructions. D10656-P38127 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 1, 2020 Date: June 11, 2020Time: 1:30 PM EDT Location: The Offices of DLA Piper LLP (US) 1251 Avenue of the Americas 27th Floor New York, NY 10020

Before You Vote How to Access the Proxy Materials VIEW MATERIALS & VOTE w SCAN TO How To Vote Please Choose One of the Following Voting Methods D10657-P38127 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report 3. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 28, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the election of all of the director nominees listed in Proposal 1: The Board of Directors recommends that you vote FOR the following proposal: 1. Election of the Director Nominees to serve until the 2021 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify: Nominees: 2. To Approve the Advisory Resolution on Executive Compensation. The Board of Directors recommends that you vote 1 Year on the following proposal: 1a. Mark A. Alexander 3. To Approve the Advisory Resolution on the Frequency of Executive Compensation Vote. 1b. Peter J. Farrell The Board of Directors recommends that you vote FOR the following proposal: 4. Ratification of Appointment of Pricewaterhouse-Coopers LLP as the Company's Independent Registered Public Accounting Firm for 2020. 1c. Robert J. Flanagan 1d. Jason E. Fox NOTE: To transact such other business as may properly come before the meeting and any adjournment or postponement thereof. 1e. Axel K.A. Hansing 1f. Jean Hoysradt 1g. Margaret G. Lewis 1h. Christopher J. Niehaus 1i. Nick J.M. van Ommen D10658-P38127 Voting Items

D10659-P38127